Long-Term Debt and Other Borrowing Arrangements - Maturities on Outstanding Long-Term Debt and Other Borrowings (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Debt Disclosure [Abstract]
2017	$ 0
2018	0
2019	5,221
2020	0
2021	0
Thereafter	1,638,227
Total gross debt and other borrowing arrangements	$ 1,643,448	$ 1,753,021